UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest reported)     April 19,2004
                                               -----------------------

                            Advanced Biotherapy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                       0-26323                 51-0402415
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(State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                           91367
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Woodland Hills, California                                       (Zip Code)
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(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
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


Item 5. OTHER EVENTS.

     The Registrant reported Advanced Biotherapy, Inc. has launched a Phase I FDA-approved clinical trial to initially treat antiretroviral drug-resistant AIDS patients with an inhibitor to Tumor Necrosis Factor-alpha (TNF-(alpha)). The trial is being conducted by researchers at Georgetown University.


EXHIBIT

Designation                                        Description of Exhibit
99.1                                               Press Release dated 04/19/04






                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ADVANCED BIOTHERAPY, INC.
                                                     (Registrant)


Date:    April 19, 2004                  By: /s/Edmond Buccellato
                                            ------------------------------------
                                            Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

Exhibit                                            Description
-------                                            -----------

99.1                                               Press Release dated 04/19/04